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                                                                    EXHIBIT 10.n

                             ALPHA INDUSTRIES, INC.

                        DIRECTORS' 2001 STOCK OPTION PLAN


1. PURPOSE. The purpose of this Directors' 2001 Stock Option Plan is to enable the Corporation to attract and retain the services of experienced and knowledgeable directors and to provide additional incentives for such directors to continue to work for the best interests of the Corporation and its stockholders through continuing ownership of its common stock.

2. DEFINITIONS. As used herein, each of the following terms has the indicated meaning:

     "Annual Meeting" means the Corporation's annual meeting of stockholders or special meeting in lieu of annual meeting of stockholders at which one or more directors are elected.

     "Board" means the Board of Directors of the Corporation.

     "Corporation" means Alpha Industries, Inc.

     "Director" means a person who, as of any applicable date, is a member of the Board and not an officer of the Corporation or a Subsidiary.

     "Fair Market Value" means the closing sale price quoted during the regular trading session of the Nasdaq or such other national securities exchange or automated quotation system on which the Shares may be traded or quoted on the date of the granting of the Option.

     "Officer" shall have the meaning provided under Rule 3b-2 promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act").

     "Option Exercise Period" means the period commencing one (1) year after the date of grant of an Option pursuant to this Plan and ending ten years from the date of grant.

     "Plan" means this Directors' 2001 Stock Option Plan.

     "Shares" means the Common Stock, $.25 par value per share, of the Corporation.

     "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Corporation if, at the time of grant of the Option, each of the corporations other than the last in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.   STOCK SUBJECT TO THE PLAN.

     (a) The aggregate number of Shares that may be issued and sold under the Plan shall be 250,000. The Plan supercedes the Corporation's 1994 Non-Qualified Stock Option Plan for Non-Employee Directors and its 1997 Non-Qualified Stock Option Plan for Non-Employee Directors, as to future grants of options. No further options will be granted under the 1994 and 1997 plans.

     (b) The Shares to be issued upon exercise of Options granted under this Plan shall be made available, at the discretion of the Board, from (i) treasury Shares and Shares reacquired by the



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Corporation for such purposes, including Shares purchased in the open market,
(ii) authorized but unissued Shares, and (iii) Shares previously reserved for issuance upon exercise of director's options (i.e., options under the Plan or under the 1994 or 1997 plans) which have expired or been terminated. If any Option granted under this Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased Shares covered thereby shall become available for grant under additional Options under the Plan so long as it shall remain in effect.

4. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board. The Board shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable from time to time, to interpret the terms and provisions of the Plan and any Option issued under the Plan (and any writing or agreement relating thereto) and to otherwise supervise the administration of the Plan.

5. ELIGIBILITY. Options shall be granted only to Directors, as that term is defined in Section 2, above.

6.   GRANT OF OPTIONS.

     (a) Each year, immediately following the Corporation's Annual Meeting, each then Director shall be granted an Option to purchase 15,000 Shares.

     (b) Upon initial election by the stockholders or appointment by the Board as a Director, immediately following the Annual Meeting at which such Director is first elected by the stockholders or immediately following the meeting of the Board at which such Director is appointed by the Board, each Director shall be granted an Option to purchase 45,000 Shares.

7.   TERMS OF OPTIONS AND LIMITATIONS THEREON.

     (a) OPTION AGREEMENT. Each Option granted under this Plan shall be evidenced by a writing or an option agreement between the Corporation and the Option holder and shall be upon such terms and conditions, not inconsistent with this Plan, as the Board may determine.

     (b) PRICE. The price at which any Shares may be purchased pursuant to the exercise of an Option shall be the greater of the Fair Market Value of the Shares on the date of grant or par value.

     (c) EXERCISE OF OPTION. Each Option granted under this Plan may be exercised as follows:

          (1) beginning on the first anniversary of the date of grant, for up to 25% of the Shares covered by the Option; and

          (2) beginning on each anniversary of the date of grant thereafter, for up to an additional 25% of such Shares for each additional year, until, on the fourth anniversary of the date of grant, the Option may be exercised as to 100% of the Shares covered by the Option.

Options may be exercised in whole or in part, from time to time, only during the Option Exercise Period, by the giving of written notice, signed by the holder of the Option, to the Corporation stating the number of Shares with respect to which the Option is being exercised, accompanied by full payment for such Shares pursuant to section 8(a) hereof

     (d) CESSATION OF SERVICE AS A DIRECTOR AND OTHER EVENTS. If an Option holder's service as a Director of the Corporation is terminated, then that holder's Options may be exercised as to all shares


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that have not been previously purchased only in accordance with the following provisions and notwithstanding any other provision of this Plan -

          (1) In the event of cessation of service by reason of an Option holder's death, the Options may be exercised by the holder or by the executors, administrators, legatees or distributees of his or her estate as to all vested and unvested shares until the earlier of the Option Expiration Date or twelve (12) months after the date of death.

          (2) In the event of cessation of service by reason of an Option holder's permanent and total disability, the Options may be exercised as to all shares vested as of the date of the cessation of service until the earlier of the Option Expiration Date or six
               (6) months after the date of cessation of service. Shares not vested as of the date of the cessation of service may not be exercised.

          (3) In the event of cessation of service for Cause, the Options may not be exercised as to any shares, whether or not they were previously vested. "Cause" shall be defined as cessation of service on account of any act of (i) fraud or intentional misrepresentation, or (ii) embezzlement, misappropriation or conversion of assets or opportunities of the Corporation or any Subsidiary.

          (4) In the event of cessation of service for any other reason, including without limitation cessation of service without Cause and voluntary resignation, the Options may be exercised as to all shares vested as of the date of the cessation of service until the earlier of the Option Expiration Date or three (3) months after the date of cessation of service. Shares not vested as of the date of the cessation of service may not be exercised.

     (e) NON-ASSIGNABILITY. No Option, or right or interest in an Option, shall be assignable or transferable by the holder, except by will, the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder), and during the lifetime of the holder shall be exercisable only by him or her.

8.   PAYMENT.

     (a) The purchase price of Shares upon exercise of an Option shall be paid by the Option holder in full upon exercise, and may be paid (i) in cash, (ii) by delivery of Shares valued at Fair Market Value on the date of exercise to the extent such disposition of Shares is permitted under Rule 16b-3 (defined in Paragraph 12(c), below), or (iii) any combination of cash and Shares as provided in Clause (ii), with any payment made pursuant to Clause (ii) or (iii) only as permitted by the Board, in its sole discretion.

     (b) No Shares shall be granted under this Plan or issued or transferred upon exercise of any Option under this Plan unless and until all legal requirements applicable to the issuance or transfer of such Shares, and such other requirements as are consistent with the Plan, have been complied with to the satisfaction of the Board, including without limitation those described in Paragraph 12 hereof.

9.   STOCK ADJUSTMENTS.

     (a) If the Corporation is a party to any merger or consolidation, any purchase or acquisition of property or stock, or any separation, reorganization or liquidation, the Board (or, if the Corporation is not the surviving corporation, the board of directors of the surviving corporation) shall have the power to



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make arrangements, which shall be binding upon the holders of unexpired Options, for the substitution of new options for, or the assumption by another corporation of, any unexpired Options then outstanding hereunder.

     (b) If by reason of recapitalization, reclassification, stock split, combination of shares, separation (including a spin-off) or dividend on the stock payable in Shares, the outstanding Shares of the Corporation are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation, the Board shall conclusively determine the appropriate adjustment in the exercise prices of outstanding Options and in the number and kind of shares as to which outstanding Options shall be exercisable, in such manner as to result in the Options being exercisable.

     (c) In the event of a transaction of the type described in paragraphs (a) and (b) above, the total number of Shares on which Options may be granted under this Plan shall be appropriately adjusted by the Board.

10.  CHANGE OF CONTROL PROVISIONS.

     (a) Notwithstanding any other provision of the Plan to the contrary, in the event of a Change of Control, any Options outstanding as of the date such Change of Control is determined to have occurred and not then exercisable shall become fully exercisable to the full extent of the original grant.

     (b) A "Change in Control" will be deemed to have occurred if the Continuing Board of the Corporation shall have ceased for any reason to constitute a majority of the Board of Directors of the Corporation. For this purpose, a "Continuing Director" will include any member of the Board of Directors of the Corporation as of the Effective Date and any person nominated for election to the Board of Directors of the Corporation by a majority of the then Continuing Directors.


11. NO RIGHTS OTHER THAN THOSE EXPRESSLY CREATED. No person affiliated with the Corporation or any Subsidiary or other person shall have any claim or right to be granted an Option hereunder. Neither this Plan nor any action taken hereunder shall be construed as (i) giving any Option holder any right to continue to be affiliated with the Corporation, (ii) giving any Option holder any equity or interest of any kind in any assets of the Corporation, or (iii) creating a trust of any kind or a fiduciary relationship of any kind between the Corporation and any such person. No Option holder shall have any of the rights of a stockholder with respect to Shares covered by an Option, until such time as the Option has been exercised and Shares have been issued to such person.

12.  MISCELLANEOUS.

     (a) WITHHOLDING OF TAXES. Pursuant to applicable federal, state, local or foreign laws, the Corporation may be required to collect income or other taxes upon the grant of an Option to, or exercise of an Option by, a holder. The Corporation may require, as a condition to the exercise of an Option, that the recipient pay the Corporation, at such time as the Board determines, the amount of any taxes which the Board may determine is required to be withheld.

     (b) SECURITIES LAW COMPLIANCE. Upon exercise of an Option, the holder shall be required to make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation to issue or transfer the Shares in compliance with the provisions of applicable federal or state securities laws. The Corporation, in its discretion, may postpone the


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issuance and delivery of Shares, upon any exercise of an Option, until completion of such registration or other qualification of such Shares under any federal or state laws, or stock exchange listing, as the Corporation may consider appropriate. The Corporation intends to register or qualify the Shares under federal and state securities laws, but is not obligated to register or qualify the Shares under such laws and may refuse to issue such Shares if neither registration nor exemption therefrom is practical. The Board may require that prior to the issuance or transfer of any Shares upon exercise of an Option, the recipient enter into a written agreement to comply with any restrictions on subsequent disposition that the Board or the Corporation deems necessary or advisable under any applicable federal and state securities laws. Certificates representing the Shares issued hereunder may contain a legend reflecting such restrictions.

     (c)  COMPLIANCE WITH RULE 16b-3. With respect to a person subject to
Section 16 of the 1934 Act, the Plan is intended to be, upon approval by the shareholders of the Corporation, a formula plan, and transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors ("Rule 16b-3") under the 1934 Act. To the extent any provision of the Plan or action by the administrators of the Plan fails to so comply, such provision or action shall be deemed null and void to the extent permitted by law and, if a provision hereof, deemed subject to amendment or determination by the administrators of the Plan.

     (d) INDEMNITY. The Board shall not be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to the Plan, and the Corporation hereby agrees to indemnify the members of the Board, in respect of any claim, loss, damage, or expense (including counsel fees) arising from any such act, omission, interpretation, construction or determination, to the full extent permitted by law.

     (e) OPTIONS NOT DEEMED INCENTIVE STOCK OPTIONS. Options granted under the Plan shall not be deemed incentive stock options as that term is defined in
Section 422 of the Internal Revenue Code of 1986, as amended.

13.  EFFECTIVE DATE; AMENDMENT; TERMINATION.

     (a) The effective date of this Plan shall be the date of the approval of the shareholders.

     (b) The Board may at any time, and from time to time, amend, suspend or terminate this Plan in whole or in part, provided, however, that the provisions of this Plan relating to the amount and price of securities to be awarded and the timing of such awards may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, each as amended, or the rules thereunder. However, except as provided herein, no amendment, suspension or termination of this Plan may affect the rights of any person to whom an Option has been granted without such person's consent.

     (c) This Plan shall terminate ten years from its effective date, and no Option shall be granted under this Plan thereafter, but such termination shall not affect the validity of Options granted prior to the date of termination.


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Board of Directors' Adoption:                   April 26, 2001
Approved by Shareholders:                       September 10, 2001



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